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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 12, 1999
                Date of Report (Date of earliest event reported)


                                  NUMEREX CORP.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-22920                   11-2948749
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


                              1600 Parkwood Circle
                                    Suite 200
                             Atlanta, Georgia 30339
                                 (770) 693-5950
          (Address of principal executive offices, including zip code, and telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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

Item 2. Acquisition or Disposition of Assets

On November 12, 1999, Numerex Corp. (the "Corporation") sold the stock of its wholly owned subsidiary, Bronzebase Limited, to British Telecommunications plc ("BT"). Bronzebase Limited is an English limited liability company which owns all of the stock of Versus Technology Limited. The consideration for the sale was 12,500,000 pounds (approximately U.S. $20,000,000), payable in cash at closing. However, 750,000 pounds has been retained and placed in escrow pending a post-closing net asset statement. The terms of the transaction were negotiated between the Corporation and BT at arm's length. Numerex and BT also entered into separate agreements which, among other things, allow Numerex to retain licensing rights to market, sell and develop derived channel technology in certain territories, principally the Americas.

This summary of the sale of Bronzebase Limited is qualified in its entirety by reference to the terms of the Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital of Bronzebase Limited, which is filed as an exhibit to, and incorporated by reference into this Form 8-K.

Item 5. Other Events.

Effective as of November 1, 1999, the Corporation and BellSouth Wireless, Inc. ("BellSouth") completed the previously reported restructuring of certain aspects of their Cellemetry joint venture operating agreement. Cellemetry is 60% owned by the Corporation and 40% owned by BellSouth.

Under the terms of the restructuring, the original operating agreement for Cellemetry LLC, a Delaware limited liability company, has been modified and the original Cellemetry business plan has been modified, revised and extended through November 1, 2004. Greater flexibility has been created for third party investment capital and performance tests and related rights have been reset to November 2, 2002 in accordance with a modified business plan. The Corporation has conveyed 100% of the capital stock of its formerly wholly owned subsidiary, Uplink Security, Inc., a Georgia corporation, to Cellemetry. The Corporation has also agreed to provide up to $5.5 million in debt financing to Cellemetry. In addition, the Corporation issued preferred stock to BellSouth that is redeemable or convertible to approximately 6% of the Corporation's common stock, and that includes certain registration rights for the common stock upon such conversion.

This summary of the restructured operating agreement is qualified in its entirety by reference to the terms of the Series A Preferred Stock Purchase Agreement, First Amendment to the Operating Agreement, and Terms of Convertible Preferred Stock, Series A, each of which is filed as an exhibit to, and incorporated by reference into this Form 8-K.

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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b) PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited) AT JULY 31, 1999

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited) FOR THE NINE MONTH PERIOD ENDED JULY 31, 1999

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited) FOR THE YEAR ENDED OCTOBER 31, 1998

                                  NUMEREX CORP.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JULY 31, 1999

                           (IN THOUSANDS U.S. DOLLARS)

                                                                                Pro Forma               Pro Forma
                                                                NMRX           Adjustments            Consolidated
                                                                ----           -----------            ------------
ASSETS

CURRENT ASSETS
   Cash and Cash Equivalents                                     4,566            18,005 (i,ii)           22,571
   Accounts Receivable, net                                      9,775            (4,066)(i)               5,709
   Inventory                                                     5,695            (1,966)(i)               3,729
   Prepaid Taxes                                                   323                 0                     323
   Prepaid Expenses                                                329               (13)(i)                 316
                                                               -------           -------                 -------
                                                                20,688            11,960                  32,648

PROPERTY AND EQUIPMENT, NET                                      3,566              (740)(i)               2,826

GOODWILL, NET                                                    8,277              (403)(i)               7,874
INTANGIBLE ASSETS, NET                                          11,860            (1,177)(i)              10,683
OTHER ASSETS                                                       383                 0                     383
                                                               -------           -------                 -------
     TOTAL ASSETS                                               44,774             9,640                  54,414
                                                               =======           =======                 =======

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Short Term Debt                                                   0                 0                       0
   Accounts Payable                                              3,632              (689)(i)               2,943
   Income Taxes                                                  1,679               753 (i,ii)            2,432
   Other Current Liabilities                                     2,593              (646)(i)               1,947
   Obligations under capital leases, current position               30                 0                      30
                                                               -------           -------                 -------
     TOTAL CURRENT LIABILITIES                                   7,934              (582)                  7,352
                                                               -------           -------                 -------

LONG TERM LIABILITIES
   Obligations under capital leases                                 99                 0                      99
                                                               -------           -------                 -------

MINORITY INTEREST                                                7,652                 0                   7,652
                                                               -------           -------                 -------

SHAREHOLDERS' EQUITY
   Common Stock                                                 29,870                 0                  29,870
   Additional paid-in capital                                      370                 0                     370
   Treasury Stock                                               (5,222)                0                  (5,222)
   Cumulative Translation Adjustment                              (150)              (29)(i)                (179)
   Retained Earnings                                             4,221            10,251 (i,ii)           14,472
                                                               -------           -------                 -------
                                                                29,090            10,222                  39,312
                                                               -------           -------                 -------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                            44,774             9,640                  54,414
                                                               =======           =======                 =======

(i)  Record the sale of Bronzebase Limited.
(ii) Record the estimated income tax liability on the gain on the sale.

                  The accompanying notes are an integral part
                    of these pro forma financial statements.

                                  NUMEREX CORP.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                  FOR THE NINE MONTH PERIOD ENDED JULY 31, 1999

              (IN THOUSANDS U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                                                Pro Forma               Pro Forma
                                                                NMRX           Adjustments            Consolidated
                                                                ----           -----------            ------------
Net Sales                                                       22,941            (9,905)(i)              13,036

Cost of sales                                                    9,542            (3,213)(i)               6,329

Selling, general, administrative and other expenses             16,582            (1,790)(i)              14,792
                                                               -------           -------                 -------
     OPERATING INCOME (LOSS)                                    (3,183)           (4,902)                 (8,085)

Interest and other income (net)                                    227               392 (i,ii)              619
Equity in net loss of affiliate                                      0                 0                       0
Minority interest                                                1,967                 0                   1,967
                                                               -------           -------                 -------

     INCOME (LOSS) BEFORE INCOME TAXES                            (989)           (4,510)                 (5,499)

Provision for income taxes                                       1,418            (1,418)(i)                   0
                                                               -------           -------                 -------

     NEW INCOME (LOSS)                                          (2,407)           (3,092)                 (5,499)
                                                               =======           =======                 =======

Other comprehensive income (loss), net of tax
  Foreign currency translation adjustment                         (321)              321 (i)                   0
                                                               -------           -------                 -------

Comprehensive Income (loss)                                     (2,728)           (2,771)                 (5,499)
                                                               =======           =======                 =======

BASIC AND DILUTED EARNINGS (LOSS)
PER                                                              (0.23)                                    (0.53)
                                                               =======                                   =======

NUMBER OF SHARES USED IN PER SHARE
CALCULATION
   BASIC                                                        10,343                                    10,343
                                                               =======                                   =======
   DILUTED                                                      10,414                                    10,414
                                                               =======                                   =======

(i)  Record the sale of Bronzebase Limited.
(ii) Record the estimated interest income on cash at an approximate 5.0% rate.

                  The accompanying notes are an integral part
                    of these pro forma financial statements.

                                  NUMEREX CORP.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                       FOR THE YEAR ENDED OCTOBER 31, 1998

              (IN THOUSANDS U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                                                Pro Forma               Pro Forma
                                                                NMRX           Adjustments            Consolidated
                                                                ----           -----------            ------------
Net sales                                                       25,129           (11,381)(i)              13,748

Cost of sales                                                   12,234            (5,154)(i)               7,080

Inventory write-downs                                            2,192              (200)(i)               1,992

Selling, general, administrative and other expenses`            20,378            (2,931)(i)              17,447

Special charges                                                  1,591              (466)(i)               1,125
                                                               -------           -------                 -------

     OPERATING INCOME (LOSS)                                   (11,266)           (2,630)                (13,896)

Interest and other income (net)                                  1,070               168 (i,ii)            1,238
Equity in net loss of affiliate                                    420                 0                     420
Minority interest                                                  733                 0                     733
                                                               -------           -------                 -------

     INCOME (LOSS) BEFORE INCOME TAXES                          (9,833)           (2,462)                (12,345)

Provision for income taxes                                       1,274            (1,274)(i)                   0
                                                               -------           -------                 -------

     NET INCOME (LOSS                                          (11,157)           (1,188)                (12,345)
                                                               =======           =======                 =======

Other comprehensive income (loss), net of tax
     Foreign currency translation adjustment                      (594)              440                    (154)
                                                               -------           -------                 -------

Comprehensive income (loss)                                    (11,751)             (748)                (12,499)
                                                               =======           =======                 =======

BASIC AND DILUTED EARNINGS (LOSS) PER
SHARE                                                            (1.03)                                    (1.16)
                                                               =======                                   =======

NUMBER OF SHARES USED IN PER SHARE
CALCULATION
     BASIC                                                      10,818                                    10,818
                                                               =======                                   =======
     DILUTED                                                    10,818                                    10,818
                                                               =======                                   =======

(i)  Record the sale of Bronzebase Limited.
(ii) Record the estimated interest income on cash at an approximate 5.0% rate.

                  The accompanying notes are an integral part
                    of these pro forma financial statements.

                                     NOTES

The pro forma condensed consolidated balance sheet as at July 31, 1999 and the pro forma condensed consolidated statements of income for the nine month period then ended and the year ended October 31, 1998 give effect to the sale of Bronzebase Limited. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at July 31, 1999, while the adjustments to the pro forma condensed

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

consolidated income statements assume the transaction was consummated at the beginning of the period presented. The sale occurred on November 12, 1999.

The pro forma information is based on the historical financial statements of Numerex Corp. ("NMRX"). The pro forma adjustments required are to eliminate Bronzebase Limited and to reflect the associated interest income.

These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.

         (c)      Exhibits.

                  The exhibits listed in the Exhibit Index are filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Numerex Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             NUMEREX CORP.


                                             By: /s/ Peter J. Quinn
                                                 -------------------------------
                                                 Vice President Finance


Date: November 24, 1999

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

                                  EXHIBIT INDEX

2.1 Agreement Relating to the Sale and Purchase of the Whole of the Issued Share Capital of Bronzebase Limited

99.1 Preferred Stock Purchase Agreement between Numerex Corp. and BellSouth Wireless, Inc. effective as of November 1, 1999

99.2 First Amendment to the Operating Agreement of Cellemetry LLC effective as of November 1, 1999

99.3     Terms of Convertible Preferred Stock

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